SPECIAL NOTICE REGARDING PUBLICLY AVAILABLE INFORMATION
CALPINE CORPORATION (THE “COMPANY”) HAS REPRESENTED THAT THE INFORMATION CONTAINED IN THIS PRESENTATION IS EITHER PUBLICLY
AVAILABLE OR DOES NOT CONSTITUTE MATERIAL NON-PUBLIC INFORMATION WITH RESPECT TO THE COMPANY (AS DEFINED HEREIN) OR ITS
SECURITIES.  THE RECIPIENT OF THIS PRESENTATION ACKNOWLEDGES THAT OTHER LENDERS HAVE RECEIVED A CONFIDENTIAL PRESENTATION
THAT CONTAINS ADDITIONAL INFORMATION WITH RESPECT TO THE COMPANY OR ITS SECURITIES THAT MAY BE MATERIAL. NEITHER THE COMP
ANY NOR THE LEAD ARRANGERS TAKES ANY RESPONSIBILITY FOR THE RECIPIENT'S DECISION TO LIMIT THE SCOPE OF THE INFORMATION IT HAS
OBTAINED IN CONNECTION WITH ITS EVALUATION OF THE COMPANY AND THE FACILITY.
CALPINE EXIT FACILITY LENDERS’
PRESENTATION
PUBLIC INFORMATION
JANUARY 8, 2008
Exhibit 99.2

FORWARD-LOOKING STATEMENT
The Evaluation Material may include certain matters that may be considered "forward-looking" statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as
amended, including statements regarding the intent, belief or current expectations of Calpine Corporation and its subsidiaries (the “Company” and its management).  Recipients are cautioned that any such forward-looking statements are not guarantees of future performance and involve a number of risks and uncertainties that could materially affect actual results such as, but not limited to: (i) the Company's ability to continue as a going concern; (ii) the ability of the Company to operate pursuant to the terms of the Facilities; (iii) the ability of the Company to develop, prosecute, confirm and consummate one or more plans of reorganization with respect to the Chapter 11 cases; (iv) the ability of the Company to obtain and maintain normal terms with vendors and service providers; (v) the Company's ability to maintain contracts that are critical to its operations; (vi) the potential adverse impact of the Chapter 11 cases on the Company's liquidity or results of operations;  (vii) the ability of the Company to fund and execute its business plan; (viii) the ability of the Company to attract, motivate and/or retain key executives and associates; (ix) the ability of the Company to attract and retain customers; and (x) other risks identified from time-to-time in the Company's reports and registration statements filed with the SEC, including the risk factors identified in its Annual Report on Form 10-K  for the year ended December 31, 2006, and its Quarterly Report on Form 10-Q for the quarter ended September 30, 2007, which can also be found on the Company's website at www.calpine.com. The Company undertakes no duty to update this Evaluation Material.

Transaction and Introduction . . . . . . . . . . . . . . Vivek Bantwal, Managing Director, Goldman Sachs
Calpine Overview. . . . . . . . . . . . . . . . . . . . . . Robert P. May, CEO
Restructuring Accomplishments. . . . . . . . . . . . . Gregory L. Doody, Exec. VP, General Counsel & Secretary
Operations Overview. . . . . . . . . . . . . . . . . . . . Todd Filsinger, Managing Partner, PA Consulting
Financial Results and Business Plan Overview. . . . Lisa J. Donahue, SVP, CFO
Transaction Overview . . . . . . . . . . . . . . . . . . . Zamir Rauf, SVP Finance and Treasurer
Process and Timeline. . . . . . . . . . . . . . . . . . . . David  Lischer, Managing Director, Goldman Sachs
AGENDA

3 TRANSACTION & INTRODUCTION

TRANSACTION OVERVIEW
•
The Existing Exit Facility comprised of:
—
$1.0 billion First Lien Exit Revolving Facility
—
$4.0 billion First Lien Exit Term Loan
•
Additional $2.6 billion of Exit Term Loan Facilities consisting of:
— $2.3 billion Additional First Lien Exit Term Loan
— $300 million First Lien Bridge Facility
•
The additional loans will be used principally for the repayment of Calpine’s pre-
petition existing Second Lien Debt
Calpine is launching an amendment to the Existing DIP Facility (the “Amendment”)
in order to modify the $5.0 billion existing senior secured exit financing (the
“Existing Exit Facility”) into exit financing that, together with additional exit financing described below, will constitute a $7.6 billion New Exit Facility

5 COMPANY OVERVIEW

COMPANY OVERVIEW
•
Founded in 1984, Calpine is a major U.S. power company, capable of delivering nearly
24,000 megawatts (“MW”) of clean, cost-effective, reliable and fuel-efficient electricity to customers and communities in 18 states in the U.S.
•
Calpine owns or leases interests in 80
1
power plants with nearly 24,000 MW of generating
capacity
— Fleet is primarily natural gas-fired, with the exception of the Company’s geothermal plants
•
Since its founding more than two decades ago, Calpine has led the power industry in its unwavering commitment to clean, energy-efficient and renewable power generation
•
Today, Calpine is the nation’s largest combined heat and power (cogeneration) and renewable geothermal power provider
___________________________________
(1)  Excludes Calpine’s 3 development or construction plants, Otay Mesa, Russell City and Greenfield

Commercial Operations
Power Operations
Asset Portfolio
CALPINE

CALPINE SOURCES OF VALUE
Commercial Operations
•
Calpine’s scale and
concentration in certain
markets enables Calpine to
effectively manage risk and
optimize fleet dispatch
Power Operations
•
Calpine's scale in gas-fired and
geothermal generation and
associated expertise in capital
projects and efficiency
improvements provides an
advantage in the marketplace
Asset Portfolio
•
Calpine owns valuable,
competitive assets in key
North American markets
•
Calpine continues to have a
growth pipeline
•
Calpine’s fleet is
environmentally friendly

Dynegy + LS Power
Exelon
Calpine
NRG Energy
TXU
PSEG
Reliant Energy
FPL
Mirant
Constellation

Dynegy + LS Power
Calpine
NRG Energy
Reliant Energy
TXU
PSEG
Southern Co
FPL
AES
Duke

CALPINE — A MAJOR POWER COMPANY
Top Ten U.S. Merchants by Total Capacity¹
Top Ten U.S. Merchants by Gas Fired Capacity¹
___________________________________
Source: Company websites and public filings
(1)  Operating capacity excludes Goldendale, Aries, Parlin, Newark, Pryor, Acadia, Hillabee, Fremont, Washington Parish, Otay Mesa, Russell City and Greenfield. Included in the operating capacity is the non operational plant Philadelphia Water. Total generating capacity including Calpine’s net ownership in development and construction/development plants (Otay Mesa, Russell City and Greenfield) is
25,335 MW.
10,677 10,711
23,126
23,554
4,166
6,473
6,538
6,970
8,946
10,000
0
5,000
10,000
15,000
20,000
25,000
30,000
27,184
25,543
23,851
22,790
18,100
17,035
15,702
13,343
10,650
8,677
0
5,000
10,000
15,000
20,000
25,000
30,000

•
Capitalizing on Calpine’s strong foundation and rich heritage
— Dedicated and skilled workforce
— High-quality portfolio of assets, well diversified geographically
— Focused on clean, cost-effective, fuel-efficient generation
o Low-carbon, natural gas-fired power plants
o World’s largest renewable fleet of geothermal power plants
— Maximize value of existing power plant portfolio
— Identify and pursue new growth opportunities
THE NEW CALPINE

Calpine’s Vision Statement
To be recognized as the leading power company by providing
clean, efficient and reliable energy products and related
services to our customers and appropriate financial returns to our stakeholders
THE NEW CALPINE Continued

11 RESTRUCTURING ACCOMPLISHMENTS

RESTRUCTURING ACCOMPLISHMENTS
Overview
•
December 20, 2005 - Filed for Chapter 11 protection
•
June 20, 2007 - Filed Joint Plan of Reorganization and Disclosure Statement
•
September 26, 2007 – Fourth Amended Joint Plan of Reorganization and
Disclosure Statement approved
•
December 19, 2007 – Sixth Amended Joint Plan of Reorganization confirmed
•
Key restructuring accomplishments
— Stabilized and streamlined our business
— Strengthened our organization and leadership team
— Improved results and capital structure

RESTRUCTURING ACCOMPLISHMENTS continued
Stabilized and Streamlined Our Business
•
Re-oriented our operations to focus on core power assets and markets
— Divested or turned-over nine plants or businesses
— Hillabee and Fremont divestitures are in progress
— Texas City and Clear Lake are being actively marketed
— Reduced project debt by approximately $684 million and reduced lease obligations
— Refocused development and construction activities
•
Contract restructuring
— Reviewed approximately 6,000 leases and executory contracts
— Rejected approximately 57 executory contracts and 29 unexpired leases
— Will reject an additional 212 executory contracts through the Plan
— Eight below-market PPAs were either terminated or restructured
•
Cost management
— Reduce overhead costs by $180 million annually
— Reduction in workforce of approximately 1,096 employees
— Closed 19 non-core office locations

RESTRUCTURING ACCOMPLISHMENTS continued
Strengthened Our Organization
•
Restructured our organization around seven functional groups
•
Restructured and simplified our corporate structures
•
Improved monitoring and reporting capabilities
•
Improved risk management organization
•
Enhanced our governance platform
Improved Results and Capital Structure
•
Lowered operating and overhead costs through restructuring efforts
•
Reduced interest expense, including through the repayment of the CalGen indebtedness
•
Maintained strong liquidity and raised significant proceeds from non-core asset divestitures
•
Improved our hedging programs
— Currently, approximately 75% of gross margin is hedged for 2008
•
Total debt will be reduced by approximately $7 billion

PLAN OF REORGANIZATION
Sixth Amended Joint Plan of Reorganization
•
Broad-based support
— All ten classes of creditors entitled to vote on the Plan voted overwhelmingly in favor of the Plan
•
Plan provides for:
— Calpine Corporation to continue as a going concern
— Total Enterprise Value of $18.95 billion
— Total funded indebtedness of approximately $10.7 billion, including $7.3 billion exit facility
— Unsecured creditors to receive between 82.1% and 100% of allowed claims
— Issuance of up to 500 million shares of common stock
— Issuance of warrants to holders of former equity interests in Class E-1
— Right to purchase up to approximately 10% of the common stock
— Exercise price has not yet been determined, but is expected to be based upon a reorganized equity value of $11.942 billion
— Expiration on the later of August 25, 2008 or a date six months after the Effective Date of the Plan
— Re-listing on New York Stock Exchange

16 OPERATIONS OVERVIEW

CALPINE CURRENT PORTFOLIO OVERVIEW
Fuel Type (MW) Region (MW) Dispatch Type (MW)
West Region
45 Plants
7,246 MW
Northeast &
Midwest Region
11 Plants
2,841 MW
Southeast Region
12 Plants
6,254 MW
Texas Region
12 Plants
7,510 MW
Total¹
80 Plants
23,851 MW
Gas
23,126 MW
97%
Geysers
725 MW
3%
Texas
7,510 MW
31%
West
7,246 MW
30%
Southeast
6,254 MW
26%
Northeast and
Midwest
2,841 MW
12%
Intermediate
10,755 MW
45%
Intermediate
(Cogeneration)
7,394 MW
31%
Peaking
4,977 MW
21%
Baseload
(Geothermal)
725 MW
3%
___________________________________
(1) Operating capacity excludes Goldendale, Aries, Parlin, Newark, Pryor, Acadia, Hillabee, Fremont, Washington Parish, Otay Mesa, Russell City and Greenfield. Included in the
operating capacity is the non operational plant Philadelphia Water. Total generating capacity including Calpine’s net ownership in development and construction plants (Otay
Mesa, Russell City and Greenfield) is 25,335 MW.

RELATIVE FLEET CHARACTERISTICS
•
Calpine’s assets are more reliable and fuel-efficient
— Higher availability and lower outages than national average
— Operate at lower heat rates
•
Calpine’s fleet efficiency permits the Company to economically dispatch its assets when it is uneconomic for other similar assets to operate
___________________________________
Sources:  Calpine combined cycle data (excludes cogens): NERC Generating Availability Data System (GADS).  National combined cycle data: NCF and EFOR plant data from
NERC; NHR plant data from Energy Velocity and PA Consulting Group
27
48
0%
10%
20%
30%
40%
50%
60%
National Average +/- 1 St Dev
Calpine Average - 2005
National Average - 2005
Net Capacity Factor
13
9
0%
5%
10%
15%
20%
25%
30%
35%
40%
National Average +/- 1 St Dev
Calpine Average - 2005
National Average - 2005
Equiv. Forced Outage Rate
7,896
7,444
6,500
7,000
7,500
8,000
8,500
9,000
National Average +/- 1 St Dev
Calpine Average - 2005
National Average - 2005
Net Heat Rate

STRONG ENVIRONMENTAL POSITION
•
Environmental regulations slated for implementation in the next few years include
— NO
x
and SO
2
regulations starting in 2009 and 2010, respectively, under
the Clean Air Interstate Rule (“CAIR”) with advantages to Calpine’s gas fleet
— Clean Air Mercury Rule (“CAMR”), creating a mercury cap-and-trade program, starting in 2010 which is an advantage to a gas based fleet like
Calpine’s
•
Coal based portfolios will need to have significant Capex to meet these future regulations, while Calpine’s gas fleet environmental Capex will be minimal
•
As Renewable Portfolio Standards (“RPS”) increase and green prices increase-
the Geysers generation will benefit

CONTINUING FLEET WIDE INITIATIVES
•
Power Operations manages Calpine’s fleet of assets and focuses on continuous operational improvement, including:
— Performance Optimization Program (“POP”) focused on enhancing the total efficiency of Calpine’s plants through implementation of best practices gathered from across the fleet
— Calpine Engine Optimization (“CEO”) designed to reduce heat rates and increase power output of gas turbines through implementation of optimized parts and components
— Other engineering initiatives designed to optimize operations and processes related to management of the power assets
•
Calpine is able to leverage  lessons learned across the fleets for maximum optimization

EXPANDING COMMERCIAL CAPABILITIES
•
Calpine’s commercial objective is to enhance the expected gross margin of its portfolio of assets while stabilizing  cash flows
— Optimization of the assets through trading, dispatch and operations
— Specific optimization targets are set annually
— Active risk management through trading and hedging around the assets
— New PPAs: part of commercial operations new focus
— Hedging targets are set for a 3 year period
— 2008 hedging targets have been reached
— 2009 hedging is on target
•
Commercial operations is optimizing the use of collateral through netting arrangements and through first lien collateral program

INCREMENTAL MARGIN RESULTS FROM OUR
COMMERCIAL OPERATIONS
Portfolio Attributes
• Regional diversity
• Efficient & flexible assets
• Gas/Power integration
• Gas supply flexibility
• Large renewable position
Capabilities
• Active real-time dispatch
• Asset & valuation modeling
• Spark spread management
• Specialized personnel
• Integrated process (“One
Calpine”)
Leveragable Advantages
• Detailed market insight
• Flexible networked position
• Natural customer relationships
• Scalable infrastructure
Incremental Value
• Optimizing the asset base
through arbitrage and dispatch
• Marketing & origination of
customized products
• Leveraging market knowledge
to time the execution of
transactions

DEVELOPMENT  EFFORTS INCLUDE OFF TAKE
AGREEMENTS
•
Calpine’s development program includes power purchase agreements for off take of power
•
Calpine has three projects where contractual agreements with counterparties have been completed, totaling 2,198 MW:
— Greenfield – Ontario, Canada – 1,005 MW NG, Target COD –2008
— Otay Mesa – San Diego, CA – 593 MW NG, Target COD –2009
— Russell City – Hayward, CA – 600 MW NG, Target COD –2010
•
Calpine is actively pursuing off-take agreements with counterparties, totaling
790 MW:
— Deer Park Expansion - Deer Park, Texas – 230 MW NG CC, Cogeneration
— Fontana – Fontana, CA – 300 MW NG Peaker
— Mankato Expansion - Mankato, MN – 260 MW Peaker

MARKET BASED COMMODITY AND PLANT ASSUMPTIONS
•
The Nov 2007 Business Plan updates were prepared using a bottom-up approach in conjunction with
Calpine’s outside advisors and with extensive organizational input
•
The updated projections reflect forward prices as of June 29, 2007, and recent fundamental fuel forecasts released by EIA, SEER and Global Insight
— All three fundamental forecasts increased, due in part to upward gas price pressure from LNG development delays and higher LNG costs
•
Key changes from the previous Business Plan include:
— Higher gas and power prices and lower projected load growth impacted by higher cost of new build and earlier carbon legislation
— Updated plant characteristics and new long-term contracts
___________________________________
(1) Sources: EIA Annual Energy Outlook 2007 Early Release, Dec 2006, US Energy Outlook 2006 Price Update, Global Insight, March 2007, SEER Natural Gas Report (Reference Case)
April 2007. Includes PA adder for carbon in 2012 and 2013.
(2) Source: Bloomberg
Natural Gas Price Assumptions ($/MMBtu)
2008 2009 2010 2011 2012 2013
Consensus Forecast¹ $7.89 $7.66 $7.40 $7.25 $7.38 $7.45
Forward as of 06/29/2007² 8.41 8.55 8.36 8.08 7.81 n/a
Updated Business Plan Forecast $8.41 $8.55 $8.14 $7.75 $7.38 $7.45

25 FINANCIAL PERFORMANCE AND BUSINESS PLAN OVERVIEW

PRELIMINARY CALPINE CORPORATION CONSOLIDATED
2007 FORECASTED PERFORMANCE
___________________________________
Note: Results presented on an accrual basis.
(1) Financial close for Q4 2007 is not complete and Reorganization items and Income taxes in particular are subject to adjustment.  Q4 2007 and FY 2007 forecasts are thus preliminary, unaudited and subject to adjustment until the Company files its 2007 Form 10-K Report.
Calpine Corporation Unaudited YTD
2007 Financial Results Actuals at Q4 2007 Full Year Variance
(in $ millions) 30-Sep-2007 Forecast¹ 2007 Forecast Actuals 2006 2007 vs. 2006
Total Revenue 5,829                  1,736                  7,565                  6,706                859
less Total Cost of Revenue 5,097                  1,538                  6,635                  5,958                (677)
Gross Profit 732                    198                    930                    748                   182
Sales, general and administrative expense 112                     34                       146                     175                    29
Interest expense, net of interest income 1,128                  314                     1,442                  1,183                (259)
Other (income) / expense (110)                    (6)                        (116)                    119                    235
Net income before reorganization expense and taxes (398)                   (144)                   (542)                   (729)                  187
Reorganization items (3,366)                184                     (3,182)                972                    4,154
Net income before taxes 2,968                 (328)                   2,640                 (1,701)               4,341
Income taxes 133                     18                       151                     64                      (87)
GAAP Net income $ 2,835 $(346) $ 2,489 $(1,765) $ 4,254
Adjustments to reconcile GAAP Income to Adjusted EBITDA:
Interest expense, net of interest income 1,128                  314                     1,442                  1,183                259
Depreciation and amortization expense 383                     126                     509                     522                    (13)
Income tax provision (benefit) 133                     18                       151                     64                      87
Reorganization item (3,366)                184                     (3,182)                972                    (4,154)
Other (32)                      7                         (25)                      53                      (78)
Adjusted EBITDA $ 1,081 $ 303 $ 1,384 $ 1,029 $ 355

___________________________________
(1) 2007 preliminary forecasted EBITDAR is accrual-based (equivalent to Accrual EBITDAR).  2008 Accrual EBITDAR is based on the November Business Plan.  2008 Accrual
EBITDAR is calculated per the definition in the Exit Facility.
EBITDAR BRIDGE: 2007 PRELIMINARY ACCRUAL
FORECAST TO 2008 ACCRUAL FORECAST
$111
$1,694
$142
$12
($4)
($13)
$1,384
$62
$0
$200
$400
$600
$800
$1,000
$1,200
$1,400
$1,600
$1,800
$2,000
2007 Accrual
EBITDAR¹
Increase in
Regional Spark
Spread
New/Restructured
Contracts
Increase in Mark-
to-Market (net of
unrealized/equity
MTM), Trading and
Other revenue
Decrease in Plant
Operating Cost
(excluding MM
Exp), SG&A Costs
and Other
Operating Costs
Increase in
Transmission &
Royalties
Other 2008 Accrual
EBITDAR¹
($ millions)

BUSINESS PLAN OVERVIEW
•
In November 2007, Calpine management presented a Business Plan update including key developments since the April Business Plan
— The financial presentation focuses on cash EBITDAR
1
•
The Business Plan financial forecast was prepared using a bottom-up approach in conjunction with the
Company’s outside advisors and with extensive organizational input
•
Certain items that impact the forecast since April 2007 are:
— Higher spark spreads in 2009 and higher long-term gas prices (at 29-Jun-07)
— Benefits from new carbon regulations now expected in 2012
— Upward pressure on cost of new builds, which influence longer-term market pricing
— Renegotiated and received CPUC approval for the SCE contract
— Entered into contracts for power from Santa Rosa, Hog Bayou, The Geysers and Pastoria
— RockGen, Santa Rosa, and Hog Bayou  no longer assumed divested
— Greenfield and Otay Mesa not consolidated, instead accounted for as equity investments
___________________________________
(1) Earnings before interest, tax, depreciation, amortization, major maintenance expense and certain other adjustments, rent and reorganization items, as adjusted to reflect the impact from equity investments in Greenfield and Otay Mesa and minority interest in Russell City.

FINANCIAL PERFORMANCE DRIVERS
•
Calpine is forecasting improved financial performance through 2013.  There are numerous factors contributing to the improved performance, including:
— Forecasted diminishing reserve margins across the U.S.
— Significant impact on Calpine’s key markets, ERCOT and California
— Owners of CCGT and peaking plants will be the main beneficiaries
— Development of regional capacity markets
— Environmental pressures are anticipated to increase with carbon legislation looming and rising replacement costs, particularly in California
— Calpine’s low-carbon, cost-effective natural gas-fired generation portfolio is well positioned as this trend continues
— The Geysers’ value will be further enhanced as the renewable energy credit market develops
— Power sector fundamental forecasts increased, due in part to upper gas price pressure from LNG development delays and higher LNG costs
— Positive relationship expected to exist between natural gas prices and Calpine’s margins due to Calpine’s relative fuel efficiency

NOVEMBER 2007 BUSINESS PLAN EBITDAR FORECAST
___________________________________
Note:
Forecast excludes cash flows from assets sold, in process of being sold, or under evaluation, including Goldendale, Aries, Parlin, Newark, Pryor, Acadia, Hillabee, Fremont and
Washington Parish. RockGen is no longer considered for divestiture. Cash EBITDAR is after minority interest for Russell City and including income from equity investments in
Otay Mesa and Greenfield. Reporting for Otay Mesa changed in Q2 2007 from full consolidation to equity accounting due to terms of contractual arrangements with SDG&E.
Further details are included in Calpine's recent SEC quarterly report. For reconciliation to net income, please see the appendix slide
“NET
INCOME TO EBITDAR RECONCILIATION”.
$ millions 2008 2009 2010 2011 2012 2013
Total Revenue Receipts $ 7,201 $ 7,577 $ 7,813 $ 8,413 $ 9,177 $ 9,758
Fuel Cost Disbursements (4,623)             (4,836)             (4,969)             (5,151)             (5,138)             (5,483)
Gross Margin $ 2,578 $ 2,741 $ 2,844 $ 3,261 $ 4,039 $ 4,275
O&M and SG&A $(299) $(301) $(313) $(326) $(816) $(935)
Overhead and Other Miscellaneous (259) (265) (271) (277) (284) (290)
Labor (162) (164) (166) (170) (174) (178)
Insurance (71) (87) (90) (93) (95) (97)
Property Tax (104) (131) (227) (230) (234) (242)
Consolidated EBITDAR $ 1,682 $ 1,794 $ 1,777 $ 2,164 $ 2,437 $ 2,533
Minority Interest/Equity Income EBITDAR Adjustment 19 98 75 67 73 72
Cash EBITDAR $ 1,702 $ 1,892 $ 1,852 $ 2,231 $ 2,510 $ 2,605
GAAP, Mark-to-Market, Working Cap., and Other Adjustments (8) (203) (50) (111) (76) (67)
Accrual EBITDAR $ 1,694 $ 1,689 $ 1,802 $ 2,121 $ 2,435 $ 2,538

2008E-2013E CASH EBITDAR BUILD UP
($ in millions)
$2,578
$2,741
$2,844
$3,261
$4,039
$4,275
$0
$1,000
$2,000
$3,000
$4,000
$5,000
2008 2009 2010 2011 2012 2013
Gross Margin Cash EBITDAR
$1,702
$1,892
$1,852
$2,231
$2,510
$2,605
$0
$1,000
$2,000
$3,000
$4,000
$5,000
2008 2009 2010 2011 2012 2013
___________________________________
Note: Gross Margin differs from Gross Profit. Excludes non-commodity cost of revenue items such as depreciation, plant operating costs, royalties and operating leases.
Gross Margin is reflected on a cash basis.

KEY TAKEAWAYS
•
Cash EBITDAR is forecasted to be $1,702 million in 2008 on a gross margin of
$2,578 million
1
•
Year-over-year growth is driven by three primary drivers
— Fundamental market
growth:
Growth in all regions and pending carbon
legislation drive commodity prices which in turn improves earnings
— Cost cutting
initiatives:
Decreased expenses, optimized operations and
increased profitability
— Contribution from new projects: Major contributor to future earnings
___________________________________
(1) Gross Margin differs from Gross Profit. Excludes non-commodity cost of revenue items such as depreciation, plant operating costs, royalties and operating leases.
Gross Margin is reflected on a cash basis.

33 TRANSACTION OVERVIEW

OVERVIEW OF NEW EXIT FACILITIES
$7,600
None
366 days from
closing date
$300
1% per annum March 29, 2014 $2,456
1% per annum March 29, 2014 $3,844
None March 29, 2014 $1,000
Amount (in $ mm) Amortization
Existing First Lien Term
Loan
Existing First Lien Revolver
Maturity Facilities
Additional First Lien Term
Loan
First Lien Asset Sale Bridge
Total Facilities

FIRST LIEN SECURED BRIDGE FACILITY
“Asset Sale Bridge”
•
$300 million First Lien Asset Sale Bridge facility
•
This facility matures in 366 days, and will be retired with proceeds from the sale of certain non-strategic assets, that currently do not generate any EBITDA, as well as certain tax refunds
— Provides an opportunity to deleverage with no impact on operating cash flow going forward
$336.5 Total
Refunds of withholding tax previously paid $70 mm due in Apr 08 with remainder due Dec 08
$90.0 Tax Refunds
Partially constructed natural gas-fired
electricity generating facility
Signed agreement, with closing
expected in mid March 2008
$122.5 Hillabee
Other natural-gas fired electricity generating
assets
No agreements yet.  Closing
expected in May 2008 timeframe
$200.0 plus Other Asset Sales
Partially constructed natural gas-fired
electricity generating facility
Signed agreement, with closing
expected in mid Feb 08
$124.0 Fremont Energy Ctr
Description Status Approx.
Proceeds
Source

SOURCES AND USES
Sources
Amount
($mm) Uses
Amount
($mm)
First Lien Exit Revolving Facility
1
$ 0 Rollover First Lien DIP Revolving Facility $ 0
First Lien Exit Term Loans²
6,300 Rollover First Lien DIP Term Loan
3
3,844
Asset Sale Bridge Loan 300
Repayment of Existing Second Lien Debt and Claims
4
3,964
Other Cash and Refinancings
5
238 Other Claims
6
141
Cash on Balance Sheet 1,349 Estimated Transaction Expenses 166
Professional Fees - Escrow 72
Total Sources $ 8,187 Total Uses $ 8,187
1
$300 million of posted letters of credit expected at close of the transaction against the $1,000 million revolving credit portion of the New Credit Facilities.
2
First Lien Exit Term Loans are subject to reduction pursuant to the December 13, 2007 Commitment Letter.
3
September 30, 2007 balance adjusted to reflect anticipated prepayment from proceeds of ULC bonds and scheduled amortization offset by interest expense accrual.
4
Repayment of second lien debt includes $3,672mm of second lien principal and $292mm of accrued interest and certain other second lien claims.
5
Includes cash returns, change in restricted cash balances and certain refinancings.
6
Other Claims include the additional claims required to be paid upon exit.

CORPORATE CAPITALIZATION
___________________________________
Note: Total existing debt excludes all ULC Notes due to Canada deconsolidation in December 2005. Unsecured debt does not include accrued pre-petition interest.
(1) Based on 2007E Accrual EBITDAR of $1,384 million.
(2) $45 million increase attributable to Blue Spruce and MetCalf refinancing.
(3) $300 million of posted letters of credit expected at close of the transaction against the $1,000 million revolving credit portion of the New Credit Facilities.
(4) Does not include $292 million of accrued pre-petition interest expense and claims.
(5) Total pro forma debt assumes equitization of the unsecured debt.
(6) Total short term and restricted cash per September 30, 2007 10Q. Pro forma cash excludes $1,349 million used in the sources and uses for this transaction.
As of September 30, 2007
CCFC $ 1,079 - $ 1,079 0.8 x 0.8 x
Other Project Debt² 2,945
45
2,990 2.9 2.9
First Lien Revolving Facility³ - - - 2.9 2.9
First Lien Term Loan 3,980 2,320 6,300 5.8 7.5
Asset Sale Bridge Loan - 300 300 5.8 7.7
Existing Second Lien Debt
4
3,672 (3,672) - 8.4 7.7
Convertible Unsecured Senior Notes
5
1,824
(1,824)
- 9.8 7.7
Unsecured Senior Notes
5
1,880 (1,880) - 11.1 7.7
Total Debt $ 15,380 $ 10,669 11.1 x 7.7 x
Cash
6
2,264 (1,349) 915 1.6 0.7
Total Net Debt $ 13,116 $ 9,754 9.5 x 7.0 x
Pro-forma Cumul.
Multiple of 2007E
EBITDAR¹
Outstanding
Amount ($mm)
Exit Financing
Adjustments
Pro-forma for
Exit Financing
($mm)
Current Cumul.
Multiple of 2007E
EBITDAR¹

NEW CREDIT FACILITIES COLLATERAL STRUCTURE
•
Existing DIP Facility is secured by first liens on all
unencumbered assets and junior liens on all
encumbered assets
•
Existing DIP Facility benefits from super priority
administrative expense claim at each debtor entity
•
Collateral for the Existing DIP Facility does not
prime the collateral of the secured corporate
bonds
•
First Lien Exit Facilities will be secured by first
liens on substantially all assets (including equity in
subsidiaries) of the Borrower and the guarantors to
the extent permitted by existing contractual
arrangements and legal requirements
CalGen
Existing DIP Facility
New Exit Facilities
Equity Pledge
Liens/Guarantees
The
Geysers
CCFC
Other
Projects
Equity Pledge
Liens/Guarantees
Calpine Corporation First Lien Exit Facilities
Other
Projects
CalGen
The
Geysers
CCFC
Other
Projects
Calpine Corporation
Existing Second Lien Debt
Existing DIP Facility
Other
Projects

COLLATERAL SUMMARY
•
First lien term loan and asset sale bridge loan share a first lien on substantially all assets (including equity in direct or indirect subsidiaries) to the extent permitted by existing contracts and requirements of law
•
Direct lien on The Geysers and CalGen
— 32 plants with generation capacity of 10,205 MW
•
Lien on equity investments held by Guarantors in CCFC, Rocky Mountain / Riverside and Calpine Energy Services¹
— 8 plants with 4,840 MW of generation capacity
•
Equity liens on remaining 43 plants with 10,290 MW of generation capacity to the extent the terms of the existing contractual arrangements and requirements of law, if reinstated, permit²
•
To the extent other projects are unencumbered, Lenders will receive a direct lien at the entity level to the fullest extent permitted
___________________________________
(1) Equity lien is on the residual value of the subsidiaries after project debt obligations.
(2) Consists of 371 MW of Calpine Eastern and Cogen, 2,615 MW of Unrestricted Holdings, 3,024 MW of Calpine Central, 1,553 MW of Calpine Development Holdings (excluding
Rocky Mountain and Riverside) and 2,727 MW of other holdings.

TRANSACTION HIGHLIGHTS
Transaction highlights include:
•
Permanent financing structure with long-term maturity: March 2014 for the First Lien Exit Term Loan,
Additional First Lien Exit Term Loan, and First Lien Exit Revolving Facility
•
Sufficient cash availability in 2008 via asset sales and tax refunds to pay down the First Lien Bridge
Facility to reduce leverage levels with no prepayment penalty
•
Provides necessary liquidity to fund distributions under Plan of Reorganization (“POR”), to pay related fees and expenses, and for working capital and general corporate purposes
— Repayment of approximately $3.7 billion pre-petition existing Second Lien Debt plus accrued interest
Terms and Conditions of the New Exit Facility will remain substantially similar to the
Existing Exit Facility, but will include the following amendments and such other amendments as are set forth in the Term Sheets and as GSCP may agree to:
•
Adjustment to leverage covenants to allow for the Additional First Lien Exit Term Loan Facilities and
First Lien Bridge Facility
•
Greater flexibility to operate the businesses and develop and finance new projects
•
Revised permitted annual capital expenditures
•
Enhancement of Calpine’s ability to manage commodity exposure going forward

SUMMARY INVESTMENT CONSIDERATIONS
•
Direct Lien on the 19 Geysers facilities (17 active) and 13 Calgen facilities
•
Equity lien on subsidiaries in CCFC (6 facilities) and CES if permitted
•
Equity interests in value of remaining 45 plants
Strong Asset and Collateral
Coverage
Unencumbered Geysers
Key Restructuring Benefits
Achieved Through
Reorganization
Strong Position in Key
Deregulated Markets
Competitive Portfolio
•
Strong free cash flow generation
•
Long lived geothermal reserves with high operational flexibility
•
Largest supplier of baseload green power in California
•
Optimize capital structure through leverage reduction
•
Identify and reject certain unprofitable contracts
•
Complete asset rationalization plans and cost reduction measures
•
Calpine portfolio comprises 7% and 10% of generating capacity in CA and
TX, respectively, where gas is on the margin 90+% of the time
•
53 plants, 54% of net Calpine capacity, is in CA and TX, 2 of the largest and most attractive power markets
•
Geographic, dispatch and fuel diversity limits power market exposure
•
Lower than market heat rate and superior operational performance compared to national average
•
Superior environmental record and compliance

42 PROCESS & TIMELINE

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

SUMMARY OF KEY TERMS
•
Revolver:     $1.0 bn
•
Term Loan:  $6.3 bn
Size / Structure
Mandatory
Prepayments
Financial
Covenants
•
March 29, 2014
•
Max Total Leverage and Max Senior
Leverage
•
Minimum Interest Coverage
•
Maximum Capex
•
Debt issuances, Equity issuances, Excess
Cash Flow, Asset Sales, Extraordinary
Receipts (all subject to specified
carveouts/exceptions)
Maturity
First Lien Long-Term Facility First Lien Bridge Facility
•
Bridge: $300 mm
•
366 days after closing date
•
1% p.a., Bullet at maturity
Amortization
•
None
•
102, 101, par thereafter
Call Protection
•
None
•
TBD
Interest Rate
•
TBD
•
Identical to those set forth in the First Lien
Long-Term Facilities
•
Priority with respect to proceeds from tax
refunds, 100% of proceeds from sale of
Fremont and Hillabee assets and other
similar assets; other prepayments mirror
First Lien Term Loan and Revolver other
than from excess cash flow sweep

EXIT FINANCING PROCESS TIMETABLE
January 2008
S M T W T F S
1 2 3 4 5
6 7 8 9 10 11 12
13 14 15 16 17 18 19
20 21 22 23 24 25 26
27 28 29 30 31
Dates
Close and fund January 31
Amendment signature pages due January 18
Comments due on amendment documentation Week of January 14
Lenders meeting
Amendment documentation posted to Syndtrak
Week of January 7

45 PUBLIC Q&A

46 APPENDIX

Geysers
Facilities
Sacramento
San Francisco
CA
Los Angeles
San Diego

THE GEYSERS COLLATERAL
•
One of the world’s largest geothermal operations producing renewable green power, located approximately 72 miles north of San Francisco
•
Calpine owns the leasehold interest in The Geysers through a wholly owned subsidiary Geysers Power Company LLC which also owns the gathering system associated with the steam fields where The Geysers are located
•
19 units (17 active) which operate as a baseload unit (average capacity of
95%) and benefit from a substantial spread between its fixed operating costs and California’s electricity prices
PURPA
STATUS
ACQUISITION
DATE COD
CURRENT
CAPACITY
(MW)
INSTALLED
CAPACITY
(MW) COUNTY UNIT # FACILITY
QF 10/88-09/00 Jun-89 17 20 Sonoma 1 Aidlin
QF Jul-90 Sep-88 14 20 Lake 2 Bear Canyon
QF/EWG Jul-98 Dec-83 42 72 Lake 3 Sonoma
QF Jul-90 Mar-89 24 27 Lake 4 West Ford Flat
EWG May-99 Dec-71 78 106 Sonoma 5 & 6 McCabe
EWG May-99 Nov-72 69 106 Sonoma 7 & 8 Ridge Line
EWG May-99 Nov-73 – – Sonoma 9 & 10 Fumarole
725 1,302 Total
EWG May-99 Oct-85 43 113 Sonoma 20 Grant
Calistoga
Socrates
Lake View
Quicksilver
Sulphur Springs
Big Geysers
Cobb Creek
Eagle Rock
19
18
17
16
14
13
12
11
Lake
Sonoma
Sonoma
Lake
Sonoma
Lake
Sonoma
Sonoma
80
113
113
113
109
98
106
106
QF/EWG May-99 Oct-85 53
QF/EWG May-99 Sep-80 51
QF/EWG May-99 May-80 48
QF Oct-99 Apr-84 66
EWG May-99 Feb-83 50
QF/EWG May-99 Dec-82 52
QF/EWG May-99 Mar-79 52
EWG May-99 May-75 66
Facilities Overview

THE GEYSERS COLLATERAL continued
Strong Free Cash
Flow
Long Life Resource
Operational
Flexibility
Largest Baseload
“Green Power” in
California
•
Baseload generating facilities that continue to benefit from attractive electricity prices in California
•
Steam fuel supply creates a highly competitive cost structure
•
Strong performance with an avg. availability of 96% to 98%
•
Projected to be economically feasible through 2050
•
Capacity today is approximately 725 MW
•
Steam pressure and flow rate declines have been significantly reduced through the implementation of resource
management programs
•
Geothermal plants can operate 24 hours per day versus
intermittent power generation from solar and wind
•
The Geysers comprise 19 units (17 active) lowering the
amount of plant specific risk and providing operational
flexibility
•
The Geysers are the largest supplier of renewable power, on
a baseload basis, to the California market
•
California’s RPS requires utilities to provide 20% of electricity sales from renewable resources by 2010

BUSINESS RATIONALIZATION
Refocused resources through asset
evaluation and sales program
Launched a rationalization of generating
fleet through restructuring and sales
•
Initially identified 14 non-core or idle
assets with marginal or negative cash
flow for restructuring and/or
divestiture
•
Company will continue to evaluate
holdings in all assets
Assets Status
Aries Divested
Dighton Divested
Fox Divested
Valladolid III Divested
Goldendale Divested
Power Systems Manufacturing Divested
Thomassen Turbine Systems Divested
Parlin Divested
Acadia Divested
Rumford/Tiverton Turned Over
Fremont Pending Sale
Hillabee Pending Sale
Pryor Under Evaluation
Washington Parish Under Evaluation
Newark Under Evaluation
Texas City Restructured/Actively Marketing for Sale
Clear Lake Restructured/Actively Marketing for Sale
Pine Bluff Restructured
RockGen Restructured
Santa Rosa Restructured
Hog Bayou Restructured

NET INCOME TO EBITDAR RECONCILIATION
___________________________________
(1) Interest expense is computed on the basis of the 3-month LIBOR (annual average) forward curve as of December 27, 2007.  To the extent that actual interest rates in the future differ from the rates depicted in the forward curve, Calpine's realized interest expense will differ from the amounts presented in this forecast.
(2) Other includes Minority Interest Expense, Operating Lease Expense, GAAP and other adjustments.
$ millions 2008 2009 2010 2011 2012 2013
Net Income/(Loss) $ 73 $ 191 $ 327 $ 638 $ 1,038 $ 1,235
Add Back:
Interest Expense net of Interest Income¹ 808 757 728 696 611 507
Depreciation and Amortization 461                  474                  484                  492                  492                  492
Major maintenance 174                  92                    125                  138                  127                  132
Reorganization Items 46                    -                       -                       -                       -                       -
Other² 132                  175                  138                  157                  167                  172
Accrual EBITDAR $ 1,694 $ 1,689 $ 1,802 $ 2,121 $ 2,435 $ 2,538

50 CALPINE ® CALPINE ® CONFIDENTIAL AND PROPRIETARY